UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 29, 2009

WSFS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16668	22-2866913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 792-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

WSFS FINANCIAL CORPORATION

INFORMATION TO BE INCLUDED IN REPORT

Section 5 – Corporate Governance and Management

Item 5.02.        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2009, the Registrant announced that Mr. Marvin N. Schoenhals, Chairman of the Board of Directors of the Registrant, will retire as a full-time employee of the Registrant, effective November 1, 2009. Mr. Schoenhals will continue to be Chairman of the Board of Directors of the Registrant but will become a non-employee director, effective as of November 1, 2009.

On September 29, 2009, the Registrant issued a press release to report the retirement of Mr. Schoenhals as a full-time employee of the Registrant. A copy of the press release is furnished with this Form 8-K as Exhibit 99, and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

99	Press Release dated September 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

WSFS FINANCIAL CORPORATION
Date: September 29, 2009	By:	/s/Stephen A. Fowle
Stephen A. Fowle Executive Vice President and Chief Financial Officer (Duly Authorized Representative)

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